# SOURCE CODE LICENSE AGREEMENT

**THIS SOURCE CODE LICENSE AGREEMENT** ("Agreement") is made and entered into this 15th day of December, 2015 (the "Effective Date") by and between **REVENUE LLC**, a Washington limited liability company ("REVENUE"), and **BAYTEX CREDIT CORP** a Texas corporation ("Licensee").

## RECITALS

A. REVENUE is the owner of the Software and Documentation (as defined below).

B. REVENUE desires to grant to Licensee, and Licensee desires to obtain from REVENUE, a nonexclusive license to use the Software and Documentation solely in accordance with the terms and on the conditions set forth in this Agreement.

**NOW, THEREFORE**, the parties hereto agree as follows:

## 1. DEFINITIONS.

1.1 "Derivative Products" shall mean computer software programs in machine readable object code or source code form developed or otherwise acquired by Licensee which are a modification of, enhancement to, derived from or based upon the Software.

1.2 "Documentation" shall mean all manuals, user documentation, and other related materials pertaining to the Software.

1.3 "End Users" shall mean any third party that acquires the Derivative Products as specified herein from Licensee.

1.4 "License Fee" shall mean the payment to REVENUE from Licensee for access to the Software as stipulated herein.

1.5 "Software" shall mean the source code copy of the RE:VENUE software owned by REVENUE, as it existed on January 1, 2016.

## 2. GRANT OF RIGHTS.

2.1 Grant of License. REVENUE hereby grants Licensee, subject to the terms and conditions of this Agreement, a perpetual, fully-paid, nonexclusive, nontransferable and non-assignable license:

Licensee will have an unrestricted license to a copy of the source code to create, modify and license the Software to third parties for then applicable market value. This license can be delivered in any media form including but not restricted to: as an installed application, as a service in the cloud, or any other option. In addition, the license may take the form of a subscription, a perpetual license, source code license or any other option.

## 3. DERIVATIVE PRODUCTS.

3.1 Title to Incorporated Software. Title to and ownership of any portion of the Software or Documentation incorporated into a Derivative Product shall at all times remain with REVENUE, and Licensee shall not have any title or ownership interest therein.

3.2 Title to Derivative Products. Title to and ownership of any portion of a Derivative Product created by Licensee and not owned by REVENUE pursuant to Section 3.1 above shall be held by Licensee.

3.3 Maintenance of Derivative Products. REVENUE shall not be required to maintain or otherwise repair any Derivative Products. Any assistance in repairing errors or defects in the Derivative Products which may be provided by REVENUE, in its sole discretion, shall be subject to the terms of a separate agreement.

3.4 Products Developed by REVENUE. Nothing contained in this Agreement shall be construed to limit REVENUE's rights to modify the Software or to develop other products which are similar to or offer the same or similar improvements as any Derivative Products developed by Licensee.

## 4. LICENSE FEES AND PAYMENT

4.1 License Fee. In consideration of the license rights granted in Article 2 above, Licensee shall pay the License Fees or other consideration for the Software, Documentation and any Derivative Products as set forth on Exhibit "A" attached hereto.

4.2 Taxes and Other Charges. Licensee shall be responsible for paying all (i) sales, use, excise, value-added, or other tax or governmental charges imposed on the licensing or use of the Software, Derivative Products or Documentation hereunder, and (ii) import or export duties or like charges.

## 5. PROTECTION OF SOFTWARE.

5.1 Proprietary Notices. Licensee shall maintain and place on its website delivering any of the Derivative Products to End Users, and any related Documentation, all such notices as are authorized and/or required hereunder. Licensee shall use the following notice, or such other

reasonable notice as REVENUE shall from time to time require, for use, display, or reproduction and shall be embedded in program source code and object code, in the online screen display, and on any Documentation and sub-licensee reference manuals:

> Copyright © REVENUE LLC. 2016. All rights reserved.
>
> This software and documentation constitute an unpublished work and contain valuable trade secrets and proprietary information belonging to REVENUE LLC ("REVENUE"). None of the foregoing material may be copied, duplicated or disclosed without the express written permission of REVENUE. REVENUE EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES CONCERNING THIS SOFTWARE AND DOCUMENTATION, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR ANY PARTICULAR PURPOSE, AND WARRANTIES OF PERFORMANCE.

5.2 Sublicenses. No license to sublicense the source code of the Software or any portion thereof included in any Derivative Products is granted hereunder.

## 6. CONFIDENTIALITY.

6.1 Acknowledgement. Licensee hereby acknowledges and agrees that the Software, Derivative Products and Documentation constitute and contain valuable proprietary products and trade secrets of REVENUE and/or its suppliers, embodying substantial creative efforts and confidential information, ideas, and expressions. Accordingly, Licensee agrees to treat (and take precautions to ensure that its employees treat) the Software, Derivative Products, and Documentation as confidential in accordance with the confidentiality requirements and conditions set forth below.

6.2 Maintenance of Confidential Information. Each party agrees to keep confidential all confidential information disclosed to it by the other party in accordance herewith, and to protect the confidentiality thereof in the same manner it protects the confidentiality of similar information and data of its own (at all times exercising at least a reasonable degree of care in the protection of confidential information); provided, however, that neither party shall have any such obligation with respect to use of disclosure to others not parties to this Agreement of such confidential information as can be established to: (a) have been known publicly; (b) have been known generally in the industry before communication by the disclosing party to the recipient; (c) have become known publicly, without fault on the part of the recipient, subsequent to disclosure by the disclosing party; (d) have been known otherwise by the recipient before communication by the disclosing party; or (e) have been received by the recipient without any obligation of confidentiality from a source (other than the disclosing party) lawfully having possession of such information.

6.3 Injunctive Relief. Licensee acknowledges that the unauthorized use, transfer or disclosure of the Software, Derivative Products, Documentation or copies thereof will (i) substantially diminish the value to REVENUE of the trade secrets and other proprietary interests that are the subject of this Agreement; (ii) render REVENUE's remedy at law for such unauthorized use,

disclosure or transfer inadequate; and (iii) cause irreparable injury in a short period of time. If Licensee breaches any of its obligations with respect to the use or confidentiality of the Software, Derivative Products or Documentation, REVENUE shall be entitled to equitable relief to protect its interests therein, including, but not limited to, preliminary and permanent injunctive relief.

6.4 Survival. Licensee's obligations under this Article 6 will survive the termination of this Agreement or of any license granted under this Agreement for whatever reason.

## 7. WARRANTIES; SUPERIOR RIGHTS.

7.1 Ownership. REVENUE represents that it is the owner of the entire right, title, and interest in and to the Software, and that it has the sole right to grant licenses thereunder, and that it has not knowingly granted licenses thereunder to any other entity that would restrict rights granted hereunder except as stated herein.

7.2 Disclaimer of Warranties. THE SOFTWARE AND DOCUMENTATION IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. REVENUE MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SOFTWARE OR DOCUMENTATION PROVIDED HEREUNDER AND HEREBY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE BY LICENSEE. REVENUE SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, ARISING FROM OR RELATED TO THE OPERATION OR USE OF THE SOFTWARE AND DERIVATIVE PRODUCTS INCLUDING BUT NOT LIMITED TO DAMAGES ARISING FROM LOSS OF DATA OR PROGRAMMING, LOSS OF REVENUE OR PROFITS, FAILURE TO REALIZE SAVINGS OR OTHER BENEFITS, DAMAGE TO EQUIPMENT, AND CLAIMS AGAINST LICENSEE BY ANY THIRD PERSON, EVEN IF REVENUE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, REVENUE'S TOTAL LIABILITIES HEREUNDER SHALL NOT BE GREATER THAN THE AMOUNTS ACTUALLY RECEIVED BY REVENUE FROM LICENSEE PURSUANT TO THE TERMS OF THIS AGREEMENT.

## 8. INDEMNIFICATION.

8.1 Licensee shall indemnify and hold harmless REVENUE, its officers, agents and employees from and against any claims, demands, or causes of action whatsoever, including without limitation those arising on account of Licensee's modification or enhancement of the Software or otherwise caused by, or arising out of, or resulting from, the exercise or practice of the license granted hereunder by Licensee, its sub-licensees, if any, its subsidiaries or their officers, employees, agents or representatives.

## 9. INSURANCE.

9.1 Licensee shall carry and maintain paid up policies for adequate products liability insurance, with REVENUE identified as an additional insured, and Licensee shall provide

REVENUE with proof of all such insurance, copies of all such policies, and any renewals thereof at REVENUE's request.

## 10. DEFAULT AND TERMINATION.

10.1 Events of Default. This Agreement may be terminated by the non-defaulting party if any of the following events of default occur: (1) if a party materially fails to perform or comply with this Agreement or any provision hereof, and such failure is not corrected within 30 days after the defaulting party has received notice of such failure from the non-defaulting party; (2) if either party fails to strictly comply with the provisions of Article 6 (Confidentiality) or makes an assignment in violation of Article 13 (Non-assignability); (3) if a party becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; (4) if a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a party; or (5) if such a petition is filed by any third party, or an application for a receiver is made by anyone and such petition or application is not resolved favorably within ninety (90) days.

10.2 Obligations on Termination. Within ten (10) days after termination of this Agreement, Licensee shall cease and desist all use of the Software, Derivative Products and Documentation and shall return to REVENUE all full or partial copies of the Software and Documentation in Licensee's possession or under its control.

## 11. NOTICES.

All notices, authorizations, and requests in connection with this Agreement shall be deemed given (i) five days after being deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested; or (ii) one day after being sent by overnight courier, charges prepaid, with a confirming fax; and addressed as first set forth above or to such other address as the party to receive the notice or request so designates by written notice to the other.

## 12. NONASSIGNABILITY.

Licensee shall not assign this Agreement or its rights hereunder without the prior written consent of REVENUE.

## 13. GOVERNING LAW; JURISDICTION AND VENUE.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas. The Texas state courts of Harris County, Texas (or, if there is exclusive federal jurisdiction, the United States District Court for the District of Texas) shall have exclusive jurisdiction and venue over any dispute arising out of this Agreement, and each of REVENUE and Licensee hereby consents to the jurisdiction of such courts.

## 14. EXPORT REQUIREMENTS.

The Software, Derivative Products, Documentation and all related technical information or materials are subject to export controls and are licensable under the U.S. Government export regulations. Licensee will comply strictly with all legal requirements established under these controls and will not export, re-export, divert, transfer or disclose, directly or indirectly the Software, Derivative Products, Documentation and any related technical information or materials without the prior approval of the U.S. Department of Commerce.

**15. GOVERNMENT CONTRACTS.**

If the Software, Derivative Products or Documentation to be furnished hereunder are to be used in the performance of a government contract or subcontract, the software shall be provided on a "restricted rights" basis only and Licensee shall place a legend, in addition to applicable copyright notices, in the form provided under the governmental regulations. REVENUE shall not be subject to any flow-down provisions required by the governmental customer unless agreed to by REVENUE in writing.

**16. SEVERABILITY.**

If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

**17. MISCELLANEOUS.**

This Agreement and its exhibits contain the entire understanding and agreement between the parties respecting the subject matter hereof. This Agreement may not be supplemented, modified, amended, released or discharged except by an instrument in writing signed by each party's duly authorized representative. All captions and headings in this Agreement are for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions. Any waiver by either party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.

[*Remainder of page intentionally left blank; signature page follows*]

**IN WITNESS WHEREOF**, the parties have caused their duly authorized representatives to execute this Agreement as of the date first set forth above.

**REVENUE:**

**REVENUE LLC.**

By ____________________
Name: Devlin W McGill
Title President

**Licensee:**

**BAYTEX CREDIT CORP**

By WV Walker
Name: WV WALKER
Title CHAIRMAN

**EXHIBIT A**

**<u>Consideration for Software License</u>**

**License Fee: Licensee will pay REVENUE a total sum of two hundred fifty thousand dollars ($250,000.00). Both Parties agree that Licensee will provide a Promissory Note (Note) to REVENUE for the total sum due under terms to be specified in that Note. The Note will be attached to and made part of this Agreement.**

PROMISSORY NOTE

This Promissory Note is by and between REVENUE LLC (REVENUE), a Washington State company with software for use in businesses in the restaurant/pub sector, and Baytex Credit Corp (BTC), a Texas corporation, collectively referred to herein as Parties, is effective as of December 16, 2015.

WHEREAS, BTC has business goals to expand the type of business that it is involved in; and

WHEREAS, REVENUE is seeking investment with an interest in providing funds to successfully fund the growth of the software business utilizing the REVENUE offering; and

WHEREAS, BTC has identified a means to raise capital through the creation of a public trading company;

THEREFORE, the Parties agree to enter into an agreement whereby BTC will acquire all the intellectual property rights to the software owned by re:venue in exchange for a promissory note from TXC to REVENUE under the following terms and conditions:

1. BTC will pay to REVENUE a total of two hundred fifty thousand dollars ($250,000.00) cash, referred to herein as "Note", as of the effective date of this agreement.
2. The Note is due and payable as of the effective date of this Promissory Note and will be treated as senior debt and shall have preemptive rights in dealing with all other creditors.
3. The Note will have no monthly interest charges for a period of twelve months beginning from the Effective Date.
4. This loan has a maximum term of twelve (12) months. Upon the one year anniversary of this Promissory note, BTC will pay the note in full.
5. In the event that BTC fails to repay the Note either upon or before the anniversary date of this loan, the intellectual property rights associated with the re:venue software will be returned to REVENUE.
6. This Promissory Note will be governed under the laws of the State of Texas.
7. This document covers all the terms of the agreement between the Parties. Any modification, will be in writing and made an amendment to this Promissory Note.

REVENUE, LLC

Baytex Credit Corp